                                                                    EXHIBIT 1.01



                                1,000,000 Shares
                          AMERICAN STATES WATER COMPANY

                                  Common Shares

                             UNDERWRITING AGREEMENT



                                                                 August 10, 2000



PAINEWEBBER INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED
As Representatives of the
several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

        American States Water Company, a California corporation (the "Company"), proposes to sell an aggregate of 1,000,000 shares (the "Firm Shares") of the Company's Common Shares, no par value, with a stated value of $2.50 per share and attached rights to acquire one-one thousandth of a share of junior participating preferred stock (the "Common Stock"), to you and to the other underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 150,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

        The Company confirms as follows its agreements with the Representatives and the several other Underwriters.

        1. Agreement to Sell and Purchase.

           (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter named below, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $25.015 per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

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           (b) Subject to all the terms and conditions of this Agreement, the
Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 150,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement, upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

        2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters at the office of PaineWebber Incorporated against payment to the Company of the purchase price for the Firm Shares sold by it to the several Underwriters by wire transfer in clearing house (same day available) funds payable to the order of the Company. Such payment shall be made at 10:00 a.m., New York City time, on the third business day after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

        To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

        3. Representations and Warranties of the Company.

           (a) The Company represents, warrants and covenants to each Underwriter that:

               (i) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-68299) on Form S-3 relating to the Company's debt securities, Common Stock, new preferred shares and depositary shares, including the Shares, having an aggregate offering price of $60,000,000, all of which remain unsold (other than as provided herein), including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Se-curities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement, including amendment No. 1 thereto, has been declared effective by the Commission. Copies of such registration statement and amendments have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time Amendment No. 1 became effective (the "Effective Date"), including financial statements and all exhibits thereto. The term "Prospectus" means the prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus filed with the Commission in connection with the proposed sale of the Shares contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement; provided, however, that if any revised prospectus or prospectus supplement, including the Prospectus Supplement, shall be provided to the Underwriter by the Company for use in connection with the offering of the Shares that differs from the Prospectus (whether or not such revised Prospectus or Prospectus Supplement is required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised Prospectus or Prospectus Supplement, as the case may be, from and after the time it is first provided to the Underwriter for such use. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus and deemed to be incorporated therein by reference.

               (ii) On the Effective Date, the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(a)(ii) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the information set forth in the Underwriting section of the Prospectus regarding the list of names of underwriters and numbers of common shares in the first paragraph, the amounts of the selling concession and reallowance in the second paragraph and the stabilization language in the sixth paragraph constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus and any other materials, if any, permitted by the Act.

               (iii) The documents incorporated by reference heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (iv) All the outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms, in all material respects, to the description thereof in the Registration Statement and the Prospectus.

               (v) The Company and Southern California Water Company, a California corporation, and American States Utility Services, Inc., a California corporation (each a "Subsidiary" and collectively the "Subsidiaries"), is a corporation duly organized and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is not required to be qualified as a foreign corporation for the transaction of business under the laws of any jurisdictions in which the consequences of a failure to qualify, individually or in the aggregate, would have a material adverse effect on its business.

               (vi) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company, or to which the Company or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein that are not described or filed as required by the Act or the Exchange Act, as applicable.

               (vii) The Company is not in violation of its articles of incorporation or by-laws and has complied, in all respects material to the Company, with any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any decree applicable to the Company of any court or governmental agency or body having jurisdiction over the Company, and is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material agreement, lease or other instrument to which the Company is a party or by which its properties are bound.

               (viii) Neither the execution, delivery or performance of this Agreement by the Company nor the issuance and sale of the Shares contemplated hereby (1) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official on the part of the Company except as may be required for the registration of the Shares under the Act and compliance with the Exchange Act and the securities or Blue Sky laws of various jurisdictions) or (2) conflicts or will conflict with the articles of incorporation or bylaws of the Company or (3) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or fil-ing or judgment, injunction, order or decree applicable to the Company or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

               (ix) The accountants, Arthur Andersen LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act.

               (x) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus are accurately presented and to the extent derived therefrom prepared on a basis consistent with such financial statements and the books and records of the Company.

               (xi) The Company has full corporate power and authority to enter into this Agreement, the execution and delivery of, and the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws, and except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles.

               (xii) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Prospectus, the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case other than in the ordinary course of business, that is material to the Company and its subsidiaries on a consolidated basis, and there has not been any change other than pursuant to the Company's Dividend Reinvestment and Common Share Purchase Plan and employee benefits plan in the capital stock, or material increase in the short-term debt or long-term debt, of the Company, or any material adverse change, or any development involving, or which would reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries on a consolidated basis.

               (xiii) The Company and each of its Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own their respective properties and to conduct their respective business, in all material respects, in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company and the Subsidiaries have fulfilled and performed all their respective obligations with respect to such permits where the failure to fulfill or perform would have a material adverse effect on the businesses of the Company and its Subsidiaries on a consolidated basis and neither the Company nor any Subsidiary has any knowledge of the occurrence of any event which, pursuant to the terms thereof, allows, or after notice or lapse of time would allow, the early revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus.

               (xiv) No holder of any security of the Company has any right to require registration of shares of Common Shares or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

               (xv) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xvi) The Commission has granted the Company an exemption from all provisions of the Public Utility Holding Company Act of 1935, except
        Section 9(a)(2) thereof.

               (xvii) Neither the Company nor to the knowledge of the Company any of its directors or executive officers has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (xviii) The Company owns all of the capital stock of the Subsidiaries and there are no outstanding options, warrants or preemptive or similar rights to purchase any such stock.

           (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        4. Agreements of the Company. The Company agrees with the several Underwriters as follows:

           (a) The Company will not, either (i) prior to the Closing Date or
(ii) thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Shares (during the period referred to in (ii) above, other than on Form 10-K, Form 10-Q or Form 8-K), unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

           (b) The Company will notify the Representatives promptly, and will confirm such advice in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus with respect to the Shares or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representatives or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

           (c) The Company will furnish to the Representatives, without charge, three copies of the executed Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

           (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

           (e) The Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use, in accordance with the provisions of the Act and with the securities and Blue Sky laws of the jurisdictions in which the Shares are offered by you and the dealers, of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

           (f) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

           (g) During the period of three years commencing on the Closing Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its publicly held capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

           (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

           (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the New York Stock Exchange, (6) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) counsel to the Company, (8) the transfer agent for the Shares and
(9) the Accountants.

           (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 7) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

           (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

           (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

           (m) During the period of 90 days commencing at the Closing Date, the Company will not, without the prior written consent of Paine Webber Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement and other than pursuant to employee benefit plans or Common Share Purchase Plan and Dividend Reinvestment Plan provided, that the Company will not grant options to purchase shares of Common Stock pursuant to such employee benefit plans at a price less than the public offering price.

           (n) The Company will not, and will cause each of its executive officers to enter into agreements with the Representatives in the form set forth in Exhibit A to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).

           (o) The Company will use its best efforts to have the Shares approved for listing, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

        5. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

           (a) Notification that all filings required by Rule 424 of the Rules and Regulations shall have been made.

           (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

           (c) Since the respective dates as of which information is given in the Prospectus Supplement, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
(ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the

Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

           (d) Since the respective dates as of which information is given in the Prospectus Supplement, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign which could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

           (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

           (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from O'Melveny & Myers LLP, counsel to the Company, to the effect set forth in Exhibit C.

           (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

           (h) On the date of the Prospectus Supplement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

           (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that to the best of their knowledge:

               (i) Each signer of such certificate, in such signer's corporate capacity, has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

               (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with; and

               (iv) Since the date as of which information is given in the Prospectus Supplement, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, and such other matters as the Representatives may reasonably request.

           (j) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(n).

           (k) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

           (l) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

           (m) The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

        6. Indemnification.

           (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such underwriter through its gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement or the Prospectus or (B) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such Prospectus, which untrue statement or omission was completely corrected in a revised Prospectus or in an amended or supplemented Prospectus if the Company shall sustain the burden of proving that the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

           (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

           (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threat-ened claim, action or proceeding relating to the matters contemplated by this
Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

           (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), no Underwriter shall be required to contribute any amount in excess of the un-derwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

           (e) The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefore or (iii) any termination of this Agreement.

        7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries as a whole, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists the Shares or by the Nasdaq Stock Market, (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a na-tional emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

        8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 630 East Foothill Boulevard, San Dimas, CA 91773, Attention: McClellan Harris III, or (b) if to the Underwriters, to the Representatives at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

        This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

        All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

        This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

        In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby provided that the essential terms and conditions of this Agreement for both parties remain valid, binding and enforceable.

        In all dealings with the Company under this Agreement, the Representatives shall act on behalf of the several Underwriters. The Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

        The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

        This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives and the Company.

        Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.



                                            Very truly yours,
                                            AMERICAN STATES WATER COMPANY



                                            By: /s/ McCLELLAN HARRIS III
                                               -----------------------------
                                                Title: Vice President - Finance,
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary


Confirmed as of the date first
above mentioned:


PAINEWEBBER INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED
Acting on behalf of themselves
and as Representatives of the
other several Underwriters
named in Schedule I hereof.


By:  PAINEWEBBER INCORPORATED



By: /s/ CHARLES BUCKLEY
   -----------------------------------
     Title: Vice President



By:  LEGG MASON WOOD WALKER, INCORPORATED



By: /s/ E. BRADLEY, JR.
   -----------------------------------
     Title: Managing Director

                                   SCHEDULE I


                                  UNDERWRITERS



                                                                       Number of
Name of                                                               Firm Shares
Underwriters                                                        to be Purchased
------------                                                        ---------------
PaineWebber Incorporated ....................................            615,000
Legg Mason Wood Walker, Incorporated ........................            205,000
Crowell, Weedon & Co. .......................................             60,000
A.G. Edwards & Sons, Inc. ...................................             60,000
Edward D. Jones & Co., L.P. .................................             60,000
                                                                       ---------
        Total ...............................................          1,000,000
                                                                       =========

                                                                       EXHIBIT A

                                                                 August 10, 2000



PAINEWEBBER INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED

As Representatives of the
several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019


Dear Sirs:

        In consideration of the agreement of the several Underwriters, for which PaineWebber Incorporated and Legg Mason Wood Walker, Incorporated (the "Representatives") intend to act as Representatives to underwrite a proposed public offering (the "Offering") of Common Shares no par value with a stated value of $2.50 per share (the "Common Stock") of American States Water Company, a California corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-68299) and the preliminary prospectus supplement dated July 26, 2000, the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of PaineWebber Incorporated, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934)(other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).



                                            Very truly yours,


                                            By:___________________________

                                            Print Name:___________________

                                                                       EXHIBIT B



FORM OF OPINION OF COMPANY COUNSEL


        Each of the Company and the Subsidiaries has been duly incorporated and is validly existing in good standing under the laws of the State of California, with corporate power to own and lease its properties, and to carry on its business as described in the Prospectus. The Company has corporate power to enter into the Agreement and to issue and deliver the Securities to the Underwriters as provided therein.

        The statements in the Prospectus under the caption "Description of Capital Stock" insofar as such statements constitute a summary of the Articles of Incorporation and bylaws of the Company, the terms of the Rights and the provisions of California or federal law applicable to the Company, fairly present the information required by Form S-3.

        The Securities have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Securities in accordance with the Agreement and the countersigning of the certificates representing the Common Stock comprising a portion of the Securities by the registrar for the Common Stock, the Common Stock comprising a portion of the Securities will be validly issued, fully paid and nonassessable.

        The form of the certificate for the Common Stock comprising a portion of the Securities conforms to the requirements of the California Corporations Code.

        Holders of the outstanding capital stock of the Company are not entitled to any preemptive right to subscribe to any additional issues of the Company's capital stock under the Company's Articles of Incorporation or Bylaws or the corporate law of the State of California.

        Based solely upon a review of the Company's Articles of Incorporation and Bylaws and its corporate minute books since its formation in July 1, 1998 and a review of applicable California law, the authorized but unissued shares of capital stock of the Company are not subject to any warrants, options, rights or commitments granted by the Company and the Company is not obligated to issue, purchase or redeem any shares of the Company's capital stock, other than pursuant to (a) the Company's employee benefit plans, (b) the Company's Common Share Purchase and Dividend Reinvestment Plan, and (c) the Agreement and Plan of Merger dated as of December 14, 1999 among the Company, AWR Merger Company and Peerless Water Co.

        If the Company were to reacquire shares of its Common Stock, such shares would be restored to the status of authorized but unissued shares.

        The Registration Statement has been declared effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission and no proceedings for that purpose have been instituted or threatened by the Commission.

        The execution, delivery and performance of the Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and the Agreement has been duly executed and delivered by the Company.

        No consent, approval, authorization or order of any federal or California governmental authority is required on the part of the Company for the issuance and sale of the Securities as contemplated by the Agreement, except (a) such as may have been obtained under the Act or the Rules and Regulations, (b) such as may be required under state securities or blue sky laws and (c) such as may be required in connection with the exercise of the Rights.

        The Company's execution and delivery of the Agreement and the issuance of the Securities do not (a) violate the Company's Articles of Incorporation or bylaws, (b) violate, breach or result in a default under any existing obligation or restriction on the Company under any agreement listed as an exhibit to the Incorporated Documents, (c) to the best of our knowledge, breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company, or (d) any applicable California or federal law, ordinance, administrative or governmental rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement.

        The Registration Statement, at the Effective Date, and the Prospectus, at the date it was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, appeared on their face to comply in all material respects with the requirements as to form under the Act and the Rules and Regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein. The Incorporated Documents, on the respective dates they were filed with the Commission pursuant to the Exchange Act and the Exchange Act Rules and Regulations, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act and the Exchange Act Rules and Regulations in effect at the respective dates of their filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

        The Commission has granted the Company an exemption from all provisions of the Public Utility Holding Company Act of 1935, as amended, other than
Section 9(a)(2).

        The outstanding Common Shares of the Company have been duly authorized by all necessary corporate action of the part of the Company and are validly issued, fully paid and non-assessable.

        The outstanding shares of the capital stock of each of the Subsidiaries have been duly authorized by all necessary corporate action on the part of such Subsidiary, are validly issued, fully paid and nonassessable and are owned of record by the Company.

        In connection with our participation in conferences in connection with the preparation of the Registration Statement and the Prospectus (including the Incorporated Documents), we have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by us and the knowledge available to us are such that we do not assume any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (ii) above). However, on the basis of our review of the Registration Statement, the Prospectus and the Incorporated Documents and our participation in conferences in connection with the preparation of the Registration Statement and the Prospectus (including the Incorporated Documents), and relying as to materiality to a large extent upon opinions of officers of the Company and the Subsidiaries, we do not believe that the Registration Statement and the Incorporated Documents, as of the Effective Date, considered as a whole as of such date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and we do not believe that the Prospectus and the Incorporated Documents, at the time the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Rules and Regulations and on the date hereof (in each case considered as a whole as of such dates), contained or contain any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. However, we do not express any opinion or belief as to the financial statements and other financial data included or incorporated by reference in the Registration Statement, the Prospectus or the Incorporated Documents.

        Except for any matters described in the Registration Statement, the Prospectus and the Incorporated Documents, we have not, given substantive attention on behalf of the Company to, or represented the Company in connection with, any actions, suits or proceedings pending or threatened against the Company before any court, arbitrator or governmental agency required to be disclosed in the Prospectus. We call your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Company. We do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

        Our use of the terms "know" or "to our knowledge" to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Company in connection with any other matter) or any constructive or imputed notice of any matters or items of information. We have not undertaken any independent investigation to determine the accuracy of the statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company in connection with this opinion or in other matters.

        The law covered by this opinion is limited to the present federal law of the United States and the present law of the State of California. We express no opinion as to the law of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules or regulations of any county, municipality or special political subdivision or other local authority.

        This opinion is furnished by us as special counsel for the Company and may be relied upon by you and the other several Underwriters only in connection with the issuance and sale of the Securities to you pursuant to the Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent; provided that Cahill Gordon & Reindel is authorized to rely on the opinions as to all matters of California law in rendering their opinion to you.



                                        Respectfully submitted,